UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 19, 2025
Date of Report (date of earliest event reported)

Cantaloupe, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365		23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 405	Malvern	Pennsylvania	19355
(Address of Principal Executive Offices)			(Zip Code)
(610) 989-0340
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTLP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 19, 2025, Cantaloupe, Inc. (the “Company”) held the Company’s 2026 annual meeting of shareholders (the “Annual Meeting”). The final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1. Election of Directors

Each nominee for director was elected, and the voting results were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker Non-Votes
Douglas G. Bergeron	45,255,968	234,670	28,487	8,779,764
Lisa P. Baird	45,233,375	254,520	31,230	8,779,764
Ian Harris	45,291,745	194,818	32,562	8,779,764
Jacob Lamm	45,238,008	249,043	32,074	8,779,764
Michael K. Passilla	44,102,838	1,386,432	29,855	8,779,764
Ellen Richey	45,290,835	198,060	30,230	8,779,764
Anne M. Smalling	45,211,220	277,163	30,742	8,779,764
Ravi Venkatesan	45,295,942	194,696	28,487	8,779,764
Shannon S. Warren	45,290,798	196,906	31,421	8,779,764

2. Advisory Vote on named executive officer compensation.

The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting, and the voting results were as follows:

Votes for	43,273,038
Votes against	2,131,446
Abstentions	114,641
Broker Non-Votes	8,779,764

3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2025.

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was approved, and the voting results were as follows:

Votes for	53,945,487
Votes against	306,674
Abstentions	46,728

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Ex. Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantaloupe, Inc.

Date: November 21, 2025
By: /s/ Anna Novoseletsky
Anna Novoseletsky
Chief Legal & Compliance Officer and General Counsel